UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2008

Central Index Key Number of depositor: 0000819975, 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator

and Servicer into the Issuing Entities described below)

Central Index Key Number of issuing entity: 0000890493

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001004988

CHASE CREDIT CARD MASTER TRUST

(Issuing Entity of the Chase Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On December 15, 2008, Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”) and Wells Fargo Bank, National Association (“Wells Fargo”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”), entered into the Omnibus Addendum, dated as of December 15, 2008 (the “Omnibus Addendum”), to the various Terms Documents listed below (the “Retained Terms Documents”) to the Third Amended and Restated Indenture, dated as of December 19, 2007 (the “Indenture”), as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), by and between the Issuing Entity and the Indenture Trustee and Collateral Agent. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Retained Terms Documents, or if not therein, the Indenture.

1.	Class A(2008-15) Terms Document, dated as of September 29, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

2.	Class B(2008-1) Terms Document, dated as of June 16, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

3.	Class B(2008-2) Terms Document, dated as of August 27, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

4.	Class C(2005-4) Terms Document, dated as of November 16, 2005, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

5.	Class C(2008-1) Terms Document, dated as of April 1, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

6.	Class C(2008-2) Terms Document, dated as of May 19, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

7.	Class C(2008-3) Terms Document, dated as of June 16, 2008, to the Indenture, as supplemented by the Asset Pool One Supplement, and as further supplemented by the Indenture Supplement, by and between the Issuing Entity and the Indenture Trustee and Collateral Agent.

All conditions required for the execution of the Omnibus Addendum have been satisfied and the Omnibus Addendum is being filed as Exhibit 10.1 to this current report on Form 8-K.

The Retained Terms Documents modified by the Omnibus Addendum are among the material agreements that govern the series of notes called the CHASEseries. The CHASEseries consists of Class A notes, Class B notes and Class C notes.

The Omnibus Addendum amends the Retained Terms Documents in order to (i) remove the ability of Chase Bank USA, National Association (“Chase USA”) or any Affiliate of Chase USA to change either the Scheduled Principal Payment Date or Legal Maturity Date to an earlier date and (ii) provide that a Note may not be cancelled prior to its Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Note to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Notes is paid in full pursuant to the provisions of the Retained Terms Documents.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibit is filed as a part of this report:

(10.1)	Omnibus Addendum, dated as of December 15, 2008, to the Retained Terms Documents to the Third Amended and Restated Indenture, dated as of December 19, 2007, as supplemented by the Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007, and as further supplemented by the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004, by and between Chase Issuance Trust, as Issuing Entity, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION
as Sponsor, Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: December 15, 2008